CASH AND CASH EQUIVALENTS (Details) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021		Dec. 31, 2020		Dec. 31, 2019	[3]
Cash and cash equivalents [abstract]
Cash and deposits on call	$ 870	$ 712		$ 1,081
Money market instruments	238	442		249
Total cash and cash equivalents (note 33 and note 34)	$ 1,108	$ 1,154	[1],[2]	$ 1,330	[1],[2],[3]	$ 456

[1]	Cash and cash equivalents at the end of December 2022 is net of a bank overdraft of $2m.
[2]	The tangible assets and accumulated losses and other reserve balances for 31 December 2021 and 31 December 2020 have been retrospectively restated and increased with $33m due to the initial application of the amendment to IAS 16 “Property, Plant and Equipment - Proceeds before Intended Use” on 1 January 2022. Refer to note 1.
[3]	Comparative periods have been retrospectively restated, where indicated, due to the initial application of the amendment to IAS 16 "Property, Plant and Equipment - Proceeds before Intended Use" on 1 January 2022. Refer to note 1.